SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2003

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Meridian Crossings, Suite 850
Minneapolis, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

(952) 851-6000
(Registrant's telephone number)

Items 1-6.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

	(a) - (b)	Not Applicable.

	(c)	The following exhibit is furnished pursuant to Item 9 and Item 12:

	Exhibit	Description

	99.1	Press Release issued by BMC Industries, Inc., dated April 29, 2003

Item 8.	Not Applicable.

Item 9.	Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release NO. 33-8216 (March 27, 2003).

On April 29, 2003, BMC Industries, Inc. (the "Company") issued a press release announcing first quarter 2003 financial results and providing earnings guidance for the second quarter of 2003.  The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

The Company intends that certain matters disclosed in this Current Report (including the exhibit hereto) are "Forward-Looking Statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical fact, are Forward-Looking Statements.  Forward-Looking Statements may be identified by the use of words such as "anticipates", "estimates", "expects", "forecasts", "projects", "intends", "plans", "predicts", and similar expressions.  Forward-Looking Statements are subject to a number of risks and uncertainties that could cause, and in certain instances have caused, actual results or outcomes to differ materially from those projected, including, among others, ability to manage working capital and align costs with market conditions; ability to maintain consistently high customer service levels and product fill rates at Vision-Ease; ability to increase sales of products at Vision-Ease; eventual outcome of the company's outstanding litigation; further aperture mask price declines; slowdown in growth of, or price reductions in, high-end lens products; fluctuations in currency exchange rates; rising raw material costs; ability to improve operating and manufacturing efficiencies through consolidation of facilities; the ability to achieve FDA approval for production of medical products at its Cortland facility; ongoing economic uncertainty and the affect of war or other conflict on the company's operations; the ability to generate sufficient cash flow to meet debt service obligations; the ability to meet future financial covenants related to, and the ability to negotiate financing arrangements in addition to, or in replacement of, its current existing senior credit facilities. These and other risks and uncertainties are discussed in further detail in BMC's Annual Report and Form 10-K for the year ended December 31, 2002 and other documents filed with the Securities and Exchange Commission.

The Forward-Looking Statements included in this Current Report (including the exhibit hereto) are made only as of April 29, 2003, and the Company undertakes no obligation to update publicly such Forward-Looking Statements to reflect subsequent events or circumstances that may arise after the date of this release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: April 29, 2003	By:	/s/Curtis E. Petersen
Curtis E. Petersen
	Its:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release, dated April 29, 2003, Announcing First Quarter 2003 Results.	Electronic Transmission